UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 18, 2018
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California Resources Corporation
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9200 Oakdale Avenue, Suite 900 Los Angeles, California	91311
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
First Amendment to 2017 Credit Agreement.
On September 18, 2018, California Resources Corporation (the “Company”) entered into an amendment to its credit agreement with The Bank of New York Mellon Trust Company, N.A., as Administrative Agent (“BNY”), and the various lenders named therein, dated as of November 17, 2017 (the “2017 Credit Agreement”). The amendment became effective on the date of execution.
The purpose of the amendment is to increase the Company’s ability to repurchase and refinance its outstanding indebtedness. The Company’s 2017 Credit Agreement was amended to, among other things:

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permit the Company to repurchase its second lien notes and senior notes at a discount to par, without regard to time limit, in an amount not to exceed a specified portion of proceeds from dispositions of certain assets;

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enhance the Company’s ability to refinance its outstanding second lien notes, senior notes and term loan under its credit agreement, dated as of August 12, 2016, with BNY, as Administrative Agent, and the various lenders named therein (the “2016 Credit Agreement”), in each case by allowing the use of permitted refinancing indebtedness for such refinancing so long as certain conditions are met.

The description above is qualified in its entirety by the amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.
Effectiveness of Eighth Amendment to the 2014 Credit Agreement.
The previously announced amendment to the Company’s credit agreement with JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender and a Letter of Credit Issuer, Bank of America, N.A., as Syndication Agent, Swingline Lender and a Letter of Credit Issuer, and the lenders named therein, dated as of September 24, 2014 (as previously amended, the “2014 Credit Agreement”) became effective on September 18, 2018. The amendment to the 2014 Credit Agreement was previously filed with the Securities and Exchange Commission on Form 8-K on August 24, 2018.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of the Exhibits
10.1	First Amendment to Credit Agreement, dated September 18, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Executive Vice President, Finance
DATED: September 18, 2018